                                                                   EXHIBIT 10.26


                                         GUPTA Agreement No. 95-OEM-5489-PHOE-00
GUPTA(TM)
                         OEM SOFTWARE LICENSE AGREEMENT
                         (General Terms and Conditions)

PREAMBLE: The following are the general terms and conditions of an agreement ("Agreement") which consists of (i) these General Terms and Conditions and (ii) the Signature Pages. The documents are referenced together by the contract number and are to be taken together and not separately. THIS AGREEMENT SHALL BE EFFECTIVE AS OF THE "EFFECTIVE DATE" SPECIFIED IN THE SIGNATURE PAGES ONLY WHEN THE SIGNATURE PAGES ARE EXECUTED BY BOTH PARTIES AND ALL PAGES OF BOTH THE GENERAL TERMS AND CONDITIONS AND THESE SIGNATURE PAGES ARE INITIALED WHERE INDICATED BY BOTH PARTIES.

IN CASE OF CONFLICT BETWEEN THE TERMS AND CONDITIONS SPECIFIED IN THE GENERAL TERMS AND CONDITIONS BELOW AND THOSE OF THE SIGNATURE PAGES, THE TERMS AND CONDITIONS OF THE SIGNATURE PAGES SHALL CONTROL.

NOTIONAL CONVENTION: Provisions of these General Terms and Conditions shall be referred to as "Section X.Y(z) GTC". Provisions of the Signature Pages shall be referred to as "Item A.B(c) SP".

                          1. PURPOSE OF THIS AGREEMENT

This Agreement is between GUPTA Corporation ("GUPTA"), a California corporation, with offices at 1060 Marsh Road, Menlo Park, CA 94025 and the organization as specified in the Signature Pages ("OEM"). GUPTA and OEM desire to establish the terms and conditions under which GUPTA will provide software programs for manufacturing and integration into OEM Products for subsequent sublicensing and distribution by OEM and its distributors subject to the terms and conditions below.

                             2. CERTAIN DEFINITIONS

2.1 "Distributor" shall mean a value added reseller, dealer, software developer or other third party which is granted certain non-exclusive rights by OEM in accordance with the terms of this Agreement.

2.2 "End User" shall mean a customer of OEM (or a Distributor) who acquires (and has proof of) a valid license to use the OEM Product (and the Programs as an embedded component) for personal or internal business purposes in accordance with the End User License Agreement.

2.3 "End User License Agreement" shall mean the standard OEM license agreement accompanying each copy of the OEM Product which specifies the terms and conditions of the license to use the OEM Product and the Programs as an embedded component.

2.4 "Marks" shall mean the trademarks, service marks and logos of GUPTA and/or its licensors.

2.5 "OEM Product" shall mean only the OEM software programs or products specifically described or listed in the Signature Pages and shall also include any Derivative Works. ANY OEM PRODUCT MUST NOT FUNCTION AS A GENERAL PURPOSE DATABASE MANAGEMENT OR APPLICATION DEVELOPMENT SYSTEM.

2.6 "Product Update(s)" shall mean all maintenance releases of the Programs (denoted by GUPTA by changing a number to the right of the second decimal point in the then-current version number, e.g., a change from version 3.1.1 to 3.1.2.) and certain other modifications to the Programs designed to provide bug fixes or minor function improvements to the Programs which may be denoted as Product Updates by GUPTA from time to time in its generally published programs and policies.

2.7 "Product Upgrade(s)" shall mean all minor version releases and major version releases of the Programs (denoted by GUPTA by changing a number to the left of the first decimal point in the then-current version number, e.g., a change from version 3.1.2 to 4.0 or from version 3.1.2 to 3.2) and certain other modifications to the Programs which may be denoted as Product Upgrades by GUPTA from time to time in its generally published programs and policies.

2.8 "Program(s)" shall mean only the current (as of the date of execution of this Agreement) versions of the software program(s) in object code form specified in the Signature Pages.

2.9 "Territory" shall mean the geographic region(s) specified in the Signature Pages.

2.10 "List-Price" shall mean GUPTA's suggested list price in the Territory for a single copy of a Program, or of a specified product or service. Such prices are specified in the applicable Territory Price List or other pricing document as generally published by GUPTA from time to time during the term of this Agreement. GUPTA reserves the right to change Program List Price(s), at its sole discretion, upon 30 days written notice to OEM.

2.11 "Trademark Use Policy" shall mean the written policies, as amended by GUPTA from time-to-time, for the proper usage of the Marks.

2.12 "Derivative Works" shall mean a revision, enhancement, abridgment or other modification of an OEM Product.

                               3. GRANT OF RIGHTS

3.1 Nonexclusive License Grant: GUPTA grants OEM, subject to Sections 3.2 and 4 GTC and the other applicable provisions of this Agreement, the following nontransferable, nonexclusive, rights which may be exercised solely within the Territory during the term of this Agreement and provided the Program is for use only in conjunction with and as an embedded component of an OEM Product:

        (a) To manufacture and package copies of the Programs.

        (b) To distribute and sublicense OEM manufactured copies of the Programs to End Users directly and through Distributors.

        (c) To grant Distributors the right to distribute OEM manufactured copies of the Programs to End Users.

        (d) To use, in unaltered form, the Marks solely to promote the OEM Product.

3.2 License Restrictions and Requirements. The rights granted in Section 3.1 GTC are limited to or conditioned upon the following:

        (a) Use of Programs by End Users:

                (1) THE USE OF THE PROGRAMS DISTRIBUTED AND SUBLICENSED BY OEM HEREUNDER MUST BE SOLELY IN CONJUNCTION WITH AND AS AN EMBEDDED COMPONENT OF AN OEM PRODUCT.

        (b) GUPTA'S Intellectual Property and Proprietary Rights:

                (1) GUPTA and/or its licensors shall retain all and sole right, title and interest in and to the Programs.


OEM /s/ RR    OEM Software License Agreement   GTC 1   941014a     GUPTA /s/
   --------                                                             -------

                                          GUPTA Agreement No. 95-OEM-5489-PHOE-0


                 (2) Other than for exercising the rights expressly granted to OEM hereunder, OEM shall not, nor shall OEM cause or permit a third party (except as required by law with written notice to GUPTA), to copy, manufacture, adapt, rent, lease, lend, trade-in, create derivative works from, translate, reverse engineer, disassemble or decompile or otherwise modify the Programs.

                 (3) OEM shall not, nor shall OEM cause or permit a third party to, delete GUPTA's copyright notice as it appears anywhere in the Programs.

                 (4) OEM agrees to sublicense the Programs to End Users directly and through Distributors only under an enforceable End User License Agreement, which may be shrinkwrapped, between OEM and End Users, which: (i) protects GUPTA's (and/or any of GUPTA's licensors') intellectual property and proprietary rights and title to the Programs, and (ii) expressly prohibits the End User from using the Programs for any purpose that would violate the restrictions specified in Sections 2.5 and 3.2(a) or (b).

                 (5) The use of the Marks by OEM and Distributors shall strictly adhere to the terms and conditions of GUPTA's Trademark Use Policy, and to written instructions GUPTA may issue from time to time.

                 (6) OEM agrees that all use of the Marks by OEM or its Distributors will inure to the benefit of GUPTA.

         (c)      Distributors:

                 (1) OEM shall have no authority to grant any rights to a Distributor other than those set forth in Section 3.1(c) GTC.

                 (2) Each agreement between OEM and Distributor shall (i) contain provisions which are consistent with the terms of this Agreement and do not exceed the distribution rights granted to OEM herein, (ii) include the provisions of Sections 3, 6, 7, 8, 9, 10 and 11 GTC in substantially similar terms, and (iii) provide that the Distributor shall comply with all of OEM's relevant obligations under this Agreement. OEM shall make a good faith effort to ensure that all Distributors comply with the Distributor's obligations under its agreement with OEM.

                             4.  FEES AND PAYMENTS

4.1 Initial Payment and Commitment. OEM irrevocably agrees to make the payment as specified in the Signature Pages.

4.2 License Fees. For Programs distributed, sublicensed and/or shipped to an End User or Distributor by OEM under the terms of this Agreement, OEM agrees to pay License Fees as specified in the Signature Pages.

4.3 Support Fee. In consideration for the support and maintenance services provided by GUPTA as specified in Section 5 GTC, OEM agrees to pay GUPTA a Support Fee as specified in the Signature Pages.

4.4 Product Upgrade Fees. For Product Upgrades sublicensed, distributed and/or shipped by OEM to End Users or Distributors under the terms of this Agreement, OEM shall pay to GUPTA fees ("Product Upgrade Fee") as specified in the Signature Pages.

4.5   Reports and Payments.

         (a) All payments under this Agreement shall be made in U.S. dollars or other currency as GUPTA may designate. The terms of payment for OEM's initial commitment and any orders for Programs or other products or services acquired by OEM from GUPTA hereunder shall be as specified in the Signature Pages. Such payment terms may be modified by GUPTA, in its sole discretion, should: (i) OEM be in default of any payment due to GUPTA or (ii) exceed its credit limit established by GUPTA in its sole discretion.

         (b) Within thirty (30) days of the end of each calendar quarter, OEM shall report ("Report") to GUPTA in writing all copies of OEM Products and the Programs sublicensed, distributed and/or shipped by OEM with a geographic breakdown by country or other geographic region designated by GUPTA. Such Report shall also include a calculation of License Fees and Product Upgrade Fees due to GUPTA for such copies, based upon: (i) the fees specified in Sections 4.2 and 4.4 GTC and (ii) the gross number of copies of the Programs distributed, sublicensed and/or shipped by OEM less returned copies and a reasonable number of demonstration and evaluation copies. OEM shall make payment of the fees specified in each Report, with an adjustment for advances if any are outstanding. Should the calculation of fees due to GUPTA be found to be in error, an adjustment shall be made within fifteen (15) days of the discovery of such error.

Provided, however, if such Report is not provided on time, or is not accompanied by any payment which may be due to GUPTA, GUPTA, may, at its sole discretion, and without waiving any other rights or remedies under this Agreement (i) withhold providing any Programs to OEM, and/or (ii) withhold providing any support or maintenance services to OEM under Section 5 GTC, until such Report is filed or the payment is received by GUPTA.

         (c) Payment of the Support Fee shall be made as specified in the Signature Pages.

4.6 Records and Review. OEM shall keep accurate records necessary to verify compliance with the licensing and payment terms of this Agreement, along with reasonable detail. OEM shall, with reasonable advance notice, make such records available to GUPTA for inspection and copying during normal business hours.

4.7. Shipping Expenses. All prices are FOB GUPTA's point of origin, and OEM shall: (i) reimburse GUPTA for any shipping expenses incurred by GUPTA under this Agreement, and (ii) bear the risk of loss, damage or theft while the Programs are in transmit to OEM.

                         5.  SUPPORT AND MAINTENANCE

5.1 Technical Support. GUPTA shall provide OEM such technical support services as specified in the Signature Pages, and consistent with GUPTA's generally published support programs and policies, which may be changed from time-to-time by GUPTA.

5.2 Support of OEM's End Users and/or Distributors. OEM shall be responsible for supporting OEM's End Users and/or Distributors.

5.3      Product Updates.  Provided that OEM has paid the Support Fee in
Section 4.3 GTC, during the term of this Agreement, Product Updates will be provided to OEM contemporaneously with if and when GUPTA first makes such Product Updates commercially available to its other OEM customers. Such Product Updates shall be considered "Programs" and OEM shall have the right to sublicense and distribute (on the same basis as provided in Sections 3.1 and 3.2 GTC) such Product Updates to its: (i) new customers for the OEM Products subject to payment of the applicable License Fees, and (ii) existing customers for the OEM Products without payment of additional fees to GUPTA.

5.4.     Product Upgrades.        Provided that OEM has paid the Support Fee in
Section 4.3 GTC, during the term of this Agreement, Product Upgrades will be provided to OEM contemporaneously with if and when GUPTA first makes such Product Upgrades commercially available to its other OEM customers. Such Product Upgrades will include versions of the Programs adapted to run on additional operating system platforms and foreign language translations, if and when made commercially available. Such Product Upgrades shall be considered "Programs" and OEM shall have the right to sublicense and distribute (on the same basis as provided in Sections 3.1 and 3.2 GTC) such Product Upgrades to:
(i) new customers for the OEM Products subject to payment of the applicable License Fees and (ii) existing customers for the OEM Products subject to the payment of Product Upgrade Fees as provided in Section 4.4 above.


OEM /s/ RR       OEM Software License Agreement  GTC 2   941014a  GUPTA  /s/
   -------                                                              -------

                                         GUPTA Agreement No. 95-OEM-5489-PHOE-00


                              6. CONFIDENTIALITY


GUPTA and OEM agree that each of them shall, during the term of this Agreement and for three (3) years thereafter, take all steps which are reasonable to safeguard the confidentiality of, and proprietary rights to, the confidential information ("Confidential Information") of the other party which may be disclosed hereunder (including, but not limited to, product plans, designs, business plans, technical specifications, research, customer or financial data) and shall not, without the prior written consent of the other party, (i) use such Confidential Information for its own benefit or the benefit of any third party except for purposes expressly provided for in this Agreement, or (ii) disclose such Confidential Information to any third party; provided, however, that this provision shall not be construed to restrict the disclosure of information which (a) is publicly known at the time of its disclosure to a party, (b) is lawfully recieved by a party from a third party not bound in a confidential relationship to GUPTA or OEM, (c) was already known by GUPTA or OEM prior to entering into this Agreement or (d) is required by law to be disclosed.

                   7. WARRANTIES AND INDEMNIFICATION BY OEM


7.1 Warranties, Representations and other Obligations. OEM represents, warrants and covenants that as of the Effective Date and continuing until termination of this Agreement:

     (a) OEM will use its reasonable efforts to protect GUPTA's intellectual property and propietary rights as specified in Section 3.2(b).

     (b) OEM will make no representations or warranties about the Programs in excess of the representations or warranties contained in written materials published by GUPTA and provided by GUPTA to OEM.

     (c) OEM has not relied on any promises or representations not expressly made in this Agreement. OEM possess the facilities, personnel and experience necessary to meet its financial and other commitments under this Agreement.

     (d) If OEM becomes aware of any actual or suspected authorized use, copying or disclosure of the Programs, Marks or Confidential Information of GUPTA, OEM will promptly notify GUPTA and will assist GUPTA, at GUPTA's request and expense, in the investigation and prosecution of such unauthorized use, copying or disclosure.

     (e) OEM has the full right, power and authority to enter into this Agreement and to carry out its obligations hereunder and there are no impediments known to OEM which would prevent OEM compliance with all the terms of this Agreement.

7.2 Indemnification by OEM. OEM agrees to indemnify and hold GUPTA harmless from and against any and all claims, losses, damages or other liability whatsoever associated with: (a) the use of the Programs by any End User or OEM or its Distributors, except to the extent that such liability results from GUPTA's breach of Section 8.1 GTC; (b) a breach of any of OEM's representations, warranties or covenants contained in Section 7.1 GTC; or (c) any claims brought by OEM's Distributors. To qualify for indemnity under this Section, GUPTA must: (i) give OEM prompt written notice of any such claim, and
(ii) allow OEM to control and cooperate with OEM and OEM's expense in the defense of any such claim and in all related settlement negotiations. In the event that GUPTA wishes to participate in the defense of any such claim, OEM shall allow GUPTA to participate at its own expense.

                  8. WARRANTIES AND INDEMNIFICATION BY GUPTA

8.1 Representations and Warranties by GUPTA to OEM. GUPTA represents and warrants to and for the benefit of OEM that: (i) to the best of GUPTA's knowledge, the Programs do not infringe any patent, copyright, trade secret or any other proprietary right of any third party, and (ii) GUPTA has full right, power and authority to enter into this Agreement and to carry out its obligations hereunder.

8.2 Limitations of Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 8.1 GTC, THE PROGRAMS ARE OFFERED "AS IS" WITH ALL FAULTS. ALL WARRANTIES AND OTHER TERMS WHICH WOULD OTHERWISE BE IMPLIED OR
INCORPORATED INTO THIS AGREEMENT BY STATUTE OR COMMON LAW ARE HEREBY EXCLUDED. THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE SPECIFICALLY DISCLAIMED BY GUPTA. IT IS EXPRESSLY AGREED THAT GUPTA SHALL NOT BE IN ANY WAY RESPONSIBLE FOR THE COMMERCIAL SUCCESS OF THE PROGRAMS.

8.3 Exclusive Remedies and Indemnification by GUPTA. GUPTA's sole obligation for a breach of any of the representations and warranties contained in Section
8.1 GTC shall be to indemnify and hold OEM harmless from and against any and all direct damages (including reasonable attorney's fees) arising out of GUPTA's breach of any of the warranties contained in such Sections, provided
OEM: (i) gives GUPTA prompt written notice of any such claim or liability, and
(ii) allows GUPTA to control, and provides all reasonable assistance to GUPTA (at GUPTA's expense) in the defense of any such claim and in all related settlement negotiations. In the event that OEM wishes to participate in the defense of any such claim, GUPTA shall allow OEM to participate at its own expense. GUPTA has no obligations or liability under this Section for any claim based on the use of the Programs or portions thereof: (i) with respect to software not delivered by GUPTA; (ii) in a manner for which it was not designed; (iii) where modified by or for OEM in a manner to become infringing; or (iv) which is in violation of this Agreement. In the event of any claim being made that the use or possession of the Programs or any portion thereof infringes any third party's intellectual property rights then GUPTA may, in its sole discretion and at its own expense: (i) procure the right to continue using the concerned Program(s) or portions thereof; or (ii) modify or replace all or part of the concerned Program(s) in order to avoid any infringement.

                          9. LIMITATION OF LIABILITY

9.1 Limitation of Liability. EXCEPT AS SET FORTH IN SECTION 8.3 GTC, GUPTA'S LIABILITY ARISING OUT OF THIS AGREEMENT OR THE USE OR DISTRIBUTION OF ANY PROGRAM SHALL BE LIMITED TO THE AMOUNT PAID BY OEM TO GUPTA FOR THAT PROGRAM UNDER THE TERMS OF THIS AGREEMENT.

9.2 Exclusion of Consequential and Other Damages. IN NO EVENT SHALL GUPTA BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS BY ANYONE, NOR WILL GUPTA BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, HOWEVER CAUSED, WHETHER FOR A BREACH OF CONTRACT, NEGLIGENCE OR OTHERWISE, AND WHETHER OR NOT GUPTA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.3 Essential Purpose. THE ESSENTIAL PURPOSE OF THIS SECTION IS TO LIMIT THE POTENTIAL LIABILITY OF GUPTA ARISING OUT OF THIS AGREEMENT.

                               10. TERMINATION

10.1 Term of Agreement. This Agreement shall commence on the Effective Date and, unless otherwise terminated in accordance with Section 10.2 GTC, shall expire on the date specified in the Signature Pages.

10.2 Termination for Breach. Either party may terminate this Agreement for a material breach of this Agreement if at the end of a thirty (30) day period after providing the other party written notice specifying a material breach, the breaching party has not cured such breach. GUPTA reserves the right to terminate this Agreement immediately upon written notice if: (i) OEM becomes insolvent or involuntary bankrupt; or (ii) a receiver or other liquidating officer is appointed for substantially all of the assets or business of OEM, or if OEM makes an assignment for the benefit of creditors, or such rights become an asset under any bankruptcy, insolvency or reoganization proceeding.


OEM /s/ RR   OEM Software License Agreement      GTC3   941014a    GUPTA /s/
   -------                                                              -------

                                         GUPTA Agreement No. 95-OEM-5489-PHOE-00

10.3 Continuing Obligations. The termination of this Agreement for any reason shall not relieve any party of its obligations to: (i) make payments which may have accrued hereunder, but which remained unpaid as of the date of termination; or (ii) maintain the confidentiality of Confidential Information as provided in Section 6 GTC.

10.4 Results of Termination.

     (a) All licenses and other rights granted by GUPTA shall become null and void upon termination of this Agreement, regardless of the reason for termination, except for the End User licenses for the Programs previously distributed by OEM or a Distributor.

     (b) Within thirty (30) days of termination of this Agreement for any reason, OEM shall return to GUPTA all materials related to the Programs originally delivered to OEM by GUPTA. Within this time, OEM shall deliver to GUPTA written notice signed by an officer of OEM that OEM has complied with the requirements of this Section.

     (c) Regardless of the reason for termination of this Agreement, OEM shall have no right to receive any compensation or other amounts from GUPTA, and shall have no ownership or other right whatsoever in or to: (i) the Programs,
(ii) the Marks or any intellectual or proprietary rights relating to the Programs, (iii) any copyrighted materials relating to the Programs, (iv) any goodwill relating to the Programs that may have been created during the term of this Agreement.

                        11.  MISCELLANEOUS PROVISIONS

11.1 GUPTA's Reservation of Rights and Remedies. In addition to any specific right or remedy provided for in this Agreement, GUPTA reserves all other rights and remedies available by law.

11.2 Sale or Assignment. OEM may not assign, transfer or delegate any of its rights or duties under this Agreement without the prior written consent of GUPTA.

11.3 Force Majeure. Neither party shall be liable for any delays in the performance of any of its obligations hereunder (other than the obligation to pay money) due to causes beyond its reasonable control, including but not limited to, fire, strike, war, riots, acts of any civil or military authority, judicial action, acts of God, or other casualty or natural calamity for so long as and to the extent that the effects of such circumstance continue.

11.4 Entire Agreement/Waiver. This Agreement sets forth the entire agreement between GUPTA and OEM with respect to the subject matter hereof and supersedes any and all prior agreements, understandings, promises and representations made by either party to the other concerning the subject matter hereof and the terms hereof. This Agreement may not be amended, modified, released or discharged, amended or modified in any manner, or any term or breach waived except by an instrument in writing signed by both OEM and GUPTA's General Counsel.

11.5 Conflicts and Additions. In the event of any conflict between the terms of this Agreement and the terms of any OEM document or other writing exchanged between the parties (e.g., OEM purchase order), the terms of this Agreement shall control. In the event that any term contained in any such writing attempts to add to the terms of this Agreement, such additional term(s) shall not be effective unless such writing is signed by both OEM and GUPTA's General Counsel.

11.6 Import and Export Provisions. OEM shall, at its own expense, pay all import and export licenses and permits, pay customs charges and duty fees required to accomplish the export and import of the Programs acquired by OEM. OEM shall, at all times, strictly comply with all laws, regulations and orders of the United States of America and other applicable jurisdictions regarding the import, export or re-export of the Programs.

11.7 Parties Independent. The parties are and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between OEM and GUPTA. At no time shall any party make commitments or incur any charges or expenses for or in the name of the other party.

11.8 Severability. The invalidity or enforceability of one or more provisions of this Agreement shall not affect the validity or enforceability of any of the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

11.9 Governing Law.

(a) This Agreement shall be construed and enforced in accordance with the laws of the state of California and venue shall be exclusive in the federal or state courts of California.

(b) Notwithstanding the foregoing, GUPTA may seek relief in any court of competent jurisdiction in any action to: (i) obtain injunctive relief for protection or enforcement of its Confidential Information or its intellectual and proprietary rights, (ii) recover monies due GUPTA but not paid hereunder, or (iii) enforce any judgment obtained by GUPTA against OEM arising out of any such proceeding.

11.10 Headings. The headings of the sections used in this Agreement are included for convenience only and are not used in construing or interpreting this Agreement.

11.11 Notices. Required notices under this Agreement shall be deemed delivered when: (i) personally delivered, (ii) faxed with confirmation to a designated fax number, or (iii) upon signed receipt when delivered by certified or registered mail. Such notices shall be sent to the other party at the address set forth in this Agreement or to such other address as such party shall designate by written notice.

11.12 Taxes. All charges in this Agreement are exclusive of sales and use taxes. If any such taxes (other than GUPTA's income taxes) are imposed on transactions covered by this Agreement by any state or federal jurisdiction in the United States of America, GUPTA reserves the right to charge OEM, and OEM agrees to pay, any such taxes.

11.13 Counterparts and Exchanges by Fax. This Agreement may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. This exchange of a fully executed Agreement (in counterparts or otherwise) by fax shall be sufficient to bind the parties to the terms and conditions of this Agreement.

11.14 Joint Marketing and Promotional Activities. As soon as practicable after the Effective Date of this Agreement, both parties will issue a joint press release announcing OEM's rights to distribute and market the Programs, but in no case shall such press release be issued without the consent of both parties. GUPTA shall have the right to use the OEM name in customer lists or promotional documents that incorporate such lists.

OEM          OEM Software License Agreement      GTC4   941014a    GUPTA /s/
   -------                                                              -------

XXX = Confidential Treatment Requested

                                       GUPTA Agreement No. 95-OEM-5489-PHOE-00

GUPTA(TM)

                         OEM SOFTWARE LICENSE AGREEMENT
                               (Signature Pages)

PREAMBLE: The following are the Signature Pages of an agreement ("Agreement") which consists of (i) the General Terms and Conditions and (ii) these Signature Pages. The documents are referenced together by the contract number and are to be taken together and not separately. THIS AGREEMENT SHALL BE EFFECTIVE AS OF THE "EFFECTIVE DATE" SPECIFIED BELOW ONLY WHEN THESE SIGNATURE PAGES ARE EXECUTED BY BOTH PARTIES AND ALL PAGES OF BOTH THE GENERAL TERMS AND CONDITIONS AND THESE SIGNATURE PAGES ARE INITIALED WHERE INDICATED BY BOTH PARTIES.

IN CASE OF CONFLICT BETWEEN THE TERMS AND CONDITIONS SPECIFIED IN THE SIGNATURE PAGES BELOW AND THE GENERAL TERMS AND CONDITIONS, THE TERMS AND CONDITIONS OF THESE SIGNATURE PAGES SHALL CONTROL.

NOTATIONAL CONVENTION: Provisions of the General Terms and Conditions shall be referred to as "Section X.Y(z)GTC". Provisions of these Signature Pages shall be referred to as "Item A.B(c)SP".
- --------------------------------------------------------------------------------

1. OEM: For purposes of this Agreement, OEM shall be the following organization at the designated address:

          Organization Name:               Phoenix International Ltd., Inc.

          Organized under the laws of:     Florida

          Headquarters Address:            900 Winderly Place, Suite 140
                                           Maitland, Florida 32751

          Telephone: (407) 667-0033     Fax: (407) 667-0133

      2.  TERRITORY:                      Worldwide

      3.  EFFECTIVE DATE OF AGREEMENT:    June 30, 1995

      4.  TERMINATION DATE:               June 30, 1997


      5.  PROGRAMS [LIST]:  XXXXXXXXXXXXXXXXXX
                            XXXXXXXXXXXXXXXXXXXXXXXXXXX
                            XXXXXXXXXXXXXXXXXXXXXXXX
                            XXXXXXXXXXXXXXXXXXXXXXXXX
                            XXXXXXXXXXXXXXXXXXXXXXXXXXX
                            XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                            XXXXXXXXXXXX
                            XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                            XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                            XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                            XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                            XXXXXXXXXXXXXXXXXXX

                       *THE "SQLBASE SERVER PROGRAMS"

OEM /s/ RR                        SIG 1                           GUPTA /s/ RH
   -------                                                              ------
Ref. GTC. 941014a

OEM SOFTWARE LICENSE AGREEMENT                                         950628

XXX = Confidential Treatment Requested

                                        GUPTA Agreement No. 95-OEM-5489-PHOE-00


6.    INITIAL PAYMENT AND COMMITMENT: In consideration for the rights granted in
Section 3.1 GTC, OEM irrevocably agrees that the sum of XXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX immediately due and payable to GUPTA and shall be paid XXXXXXXXXXXXXXXXXXX as specified below. This sum shall serve as a noncontingent, nonrefundable advance against License Fees that may become due to GUPTA under Section 4.2 GTC.

      (i) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX; and

      (i) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

7.    LICENSE FEES/DISCOUNTS:

(a) For each copy of a Program distributed, sublicensed and/or shipped to an End User or Distributor by OEM under the terms of this Agreement, OEM agrees to pay GUPTA the following License Fees:

      (i) The License Fee for Copies of the SQLBase Server Programs, EditWindows, Report Windows, Quest and Quest Reporter Programs shall be XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

      (ii) The License Fee for Copies of the SQLConsole Program shall be XXXXXXXXXXXXXXXX.

      (iii) The License Fees for Copies of the SQLBase Multi-Tasking Engine for Windows Program shall be XXXXXXXXXXXXXXXX

8. OEM SUPPORT FEE: In consideration for the support services and maintenance provided by GUPTA as specified in Section 5 GTC, OEM agrees to pay GUPTA as follows:

(a) Commencing XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXX thereafter during the term of this Agreement, OEM agrees to pay GUPTA a XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX for the Programs sublicensed by OEM (or distributed by OEM under Section 3.1
GTC) as of the end of that XXXXXXXXXXXXXXXXXXXXXXXXX, reduced by those License Fees paid to GUPTA by OEM's customers who are not receiving maintenance support for the OEM Product from OEM.

(b) In consideration for the above payment GUPTA will provide to OEM, the maintenance services for the Programs as specified in Section 5 GTC, plus updates and upgrades to the Programs. Such upgrades will cover future like-for-like releases (identical product, user capacity and operating system) of the Programs that may become available from GUPTA during the term of this Agreement.

(c) Within ninety (90) days from the Effective Date of this Agreement, OEM may identify and report Program Licenses previously acquired from GUPTA by OEM's customer(s). Such Program Licenses are to be included in the calculation of OEM Support Fees as specified in this Item 8(a) above.

9. PRODUCT UPGRADE FEES: The Product Upgrade Fees are covered in Item 8SP above.

10. OEM PRODUCT: For purposes of this Agreement the OEM Product shall mean OEM's "Complete Banking System" software application product and by whatever name such product becomes known in the future.


OEM /s/ RR                         SIG 2                           GUPTA /s/ RH
   -------                                                               ------
Ref. GTC: 941014a

OEM SOFTWARE LICENSE AGREEMENT                                         950628

XXX = Confidential Treatment Requested

                                        GUPTA Agreement No. 95-OEM-5489-PHOE-00

11.  OTHER TERMS:

(A)  DISCOUNTS FOR PURCHASES OF STANDARD PRODUCTS.
     --------------------------------------------

(i) OEM shall be eligible to acquire Copies of the Standard Products for OEM's internal use or distribution at XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX from either
(i) GUPTA's then-current XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX for such Standard Product, or (ii) GUPTA's then current XXXXXXXXXXXXXXXXXXXXXXXXX for Business Partners who acquire the Standard Products directly from GUPTA.

(ii) Terms of payment for any order for the Standard Products shall be net thirty (30) days from receipt of GUPTA's invoice. Advance payments paid to GUPTA under Item 6 SP above shall not be applicable against such purchases. OEM shall specify on its purchase order for the Standard Products the country or territory to which such Standard Product is to be used by OEM.

(iii) OEM or OEM's end-users shall be eligible to acquire support services for the Standard Products under GUPTA's then current prices, terms and according to GUPTA's Product Support Policy in effect at the time for the applicable country or territory.

(B)  SECTION 2.0 GTC, CERTAIN DEFINITIONS, IS MODIFIED BY ADDING THE FOLLOWING
                      -------------------
ADDITIONAL DEFINITIONS:

2.13 "GUPTA Software License Agreement" shall mean the standard form license
      --------------------------------
agreements between the end user and GUPTA which accompanies each Standard Product when delivered by GUPTA to OEM in a packaged form.

2.14 "Standard Product(s)" shall mean only the generally commercially available
      -------------------
GUPTA proprietary PC software progmm(s) in packaged form each of which includes
(a) the object code form of the software program(s), (b) the applicable User Documentation, and (c) a GUPTA Software License Agreement.

2.15 "User Documentation" shall mean the GUPTA user manual(s) and other
      ------------------
published written materials, if any, regarding the proper installation and use of the Standard Products which normally accompany each Standard Product.

(C)  SECTION 3.1 GTC, NONEXCLUSIVE LICENSE GRANT, IS DELETED AND REPLACED WITH
                      --------------------------
THE FOLLOWING:

3.1 Nonexclusive License Grant

GUPTA hereby grants OEM, subject to Sections 3.2 GTC and 4 GTC and the other applicable provisions of this Agreement, the following nontransferable, nonexclusive, rights and licenses which may be exercised solely within the Territory and provided the use or distribution of the Program or Standard Product is for use or distribution only in conjunction with an OEM Product:

(a) To manufacture and package copies of the Programs as an embedded component of component embedded or coupled with an OEM Product.

(b) To distribute and sublicense OEM manufactured copies of the Programs under perpetual use licenses as an embedded component of component embedded or coupled with an OEM Product to End Users directly and through Distributors.


OEM /s/ LL                        SIG 3                           GUPTA /s/
   -------                                                              -----
Ref. GTC: 941014a

OEM SOFTWARE LICENSE AGREEMENT                                         950628

                                        GUPTA Agreement No. 95-OEM-5489-PHOE-00



(c) To order (from GUPTA) and distribute the Standard Products in unaltered form in the original sealed package manufactured by GUPTA to End Users and Distributors.

(d) To grant Distributors the following rights:

     (i) The right to distribute OEM manufactured copies of the Programs under perpetual use licenses as an embedded component of component embedded or coupled with an OEM Product to End Users.

     (ii) The right to distribute the Standard Products in conjunction with the OEM Product in unaltered form in the original sealed package manufactured by GUPTA to End Users.

     (iii) The right to use, in unaltered form, the Marks solely to promote the distribution of the Programs or Standard Products.

(e) To use, in unaltered form, the Marks solely to promote the distribution of the Programs or Standard Products.

(f) A personal, fully paid-up license to use, copy and distribute the User Documentation for the Programs in machine readable format as made generally commercially available by GUPTA, provided that the provision of such documentation is consistent with the limitations on use of the Programs as provided in Sections 3.1 and 3.2 GTC hereunder. OEM may also acquire such User Documentation from GUPTA at GUPTA's then-current price.

(D)  SECTION 3.2(A) GTC, LICENSE RESTRICTIONS, IS MODIFIED TO ADD THE FOLLOWING
                         --------------------
RESTRICTION:

(10) Any Standard Product, when provided to an end user by OEM or a Distributor under this Agreement, must not be embedded in any value added software other than that marketed by GUPTA, must be contained in the original sealed package manufactured by GUPTA and must be accompanied by the appropriate GUPTA Software License Agreement.

(E) MODIFICATION OF SECTION 8.1 GTC ("REPRESENTATION AND WARRANTIES BY GUPTA TO OEM"): Section 8.1 GTC shall be modified by the addition of the following at the end of the paragraph:

      "; and (iii) the Programs will substantially conform to the specifications in the Program documentation. GUPTA does not warrant that the Programs will be error free or run without interruption."

(F) ADDITION OF SECTION 10.4 (D) ("RETENTION OF MATERIALS"): Section 10.4 (d) ("Retention of Materials" shall be added as follows:

     "(d) Notwithstanding 1.4 (a) - (c) above, OEM shall be entitled to retain such materials as are necessary to provide support to OEM end-users who are active on maintenance, provided that the termination of this Agreement was not based upon misappropriation of GUPTA's intellectual property rights by OEM."



OEM /s/ RR                        SIG 4                           GUPTA /s/ RH
   -------                                                              ------
Ref. GTC: 941014a

OEM SOFTWARE LICENSE AGREEMENT                                         950628

XXX = Confidential Treatment Requested

                                        GUPTA Agreement No. 95-OEM-5489-PHOE-00


(G) PURCHASE OF SQLWINDOWS: Upon the Effective Date of this Agreement, OEM shall acquire XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXX Version 5.0 only for the nonrefundable, noncontingent payment of XXXXXXXXXX GUPTA agrees that OEM may make a one-time deduction of this XXXXXXXXX from the prepayment specified in Item 6 SP above. Upon the execution of this Agreement, GUPTA will ship the XXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX to OEM.

(H) NO SOLICITATION OR HIRING: During the term of this Agreement neither party shall solicit or hire any employee of the other party.

IN WITNESS WHEREOF, the parties hereby confirm that this Agreement is effective at the date set forth above and that all terms and conditions have been agreed to:

OEM:                                      GUPTA:


By: /s/ Ralph Reichard                    By: /s/ Richard J. Heaps
    -------------------------------           -------------------------------



Name:   Ralph Reichard                    Name:       Richard J. Heaps
      -----------------------------             -----------------------------



Title:  President                         Title:       Vice President
       ----------------------------              ----------------------------



Date:         June 30, 1995               Date:         June 30, 1995
      -----------------------------             -----------------------------








OEM                               SIG 5                           GUPTA /s/
   -----                                                                -----
Ref. GTC: 941014a

OEM SOFTWARE LICENSE AGREEMENT                                         950628